SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	94566

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated October 15, 2002

Item 9. Regulation FD Disclosure

         On October 15, Lipid Sciences, Inc., a Delaware corporation, issued a press release entitled “Lipid Sciences Inc. Announces Board and Management Changes.” The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: October 15, 2002	By:	/s/ Barry Michaels

Name: Barry Michaels Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated October 15, 2002